Exhibit 10.1

[Execution Version]
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THIRD AMENDMENT
TO
AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT
dated as of
September 3, 2020
among
CIVEO CORPORATION,

CIVEO CANADA LIMITED PARTNERSHIP,
CIVEO PTY LIMITED
and
CIVEO MANAGEMENT LLC,

as Borrowers
THE LENDERS NAMED HEREIN,
ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent,
Canadian Administrative Agent, Canadian Collateral Agent
and an Issuing Bank,
and
RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent
and an Issuing Bank

RBC CAPITAL MARKETS,1
as Lead Arranger and Sole Bookrunner
===========================================================================

1 RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

US-DOCS\117434314.2

THIRD AMENDMENT TO
AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT

        THIS THIRD AMENDMENT TO AMENDED AND RESTATED SYNDICATED FACILITY AGREEMENT (this “Third Amendment”), dated as of September 3, 2020, is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (the “U.S. Borrower”), CIVEO CANADA LIMITED PARTNERSHIP, a limited partnership organized under the laws of the Province of Alberta (the “New Canadian Borrower”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the Parent Borrower, U.S. Borrower and the New Canadian Borrower, the “Borrowers”), certain subsidiary guarantors of the Borrowers party hereto, the Lenders party hereto (the “Lenders”), the Issuing Banks, the Swing Line Lenders, ROYAL BANK OF CANADA, as administrative agent for the U.S. Lenders, as U.S. collateral agent for the Lenders, as administrative agent for the Canadian Lenders and as Canadian collateral agent for the Lenders, and RBC EUROPE LIMITED, as administrative agent for the Australian Lenders and as Australian collateral agent for the Lenders.

R E C I T A L S
A. The Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Syndicated Facility Agreement, dated as of April 2, 2018, as amended by the First Amendment to Amended and Restated Syndicated Facility Agreement dated as of October 26, 2018 and the Second Amendment to Amended and Restated Syndicated Facility Agreement dated as of September 30, 2019 (the “Credit Agreement” and, as amended by this Third Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrowers.
B. The Borrowers, the Agents, the Issuing Banks, the Swing Line Lenders and certain of the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement as more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Amended Credit Agreement.
Section 2.Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is amended by adding to the end of definition of “EBITDA”:

For the avoidance of doubt, Consolidated Net Income shall include all amounts recognized as income during such period from the Canada Emergency Wage Subsidy program (but shall deduct,

if applicable, any such amounts that were required to be repaid during such period as a result of program non-compliance).

(b)Section 1.01 of the Credit Agreement is amended by adding the following definition in the proper alphabetical order:

        “Third Amendment” shall mean that certain Third Amendment to Amended and Restated Syndicated Facility Agreement dated as of September 3, 2020, among the Borrowers, the Administrative Agents, and the Lenders.

(c)Section 1.01 of the Credit Agreement is amended by amending the following definitions in their entirety:

        “Applicable Percentage” shall mean, for any day, with respect to any Eurocurrency Loan, ABR Loan, B/A Loan, Canadian Prime Rate Loan, U.S. Base Rate Loan, BBSY Rate Loan or the Commitment Fee, the applicable percentage set forth below under the applicable caption, based upon the Total Leverage Ratio as of the relevant date of determination:

Total Leverage Ratio	Eurocurrency/ BBSY Rate/B/A Spread	ABR, Canadian Prime Rate and U.S. Base Rate Spread	Commitment Fee Percentage
Category 1 Less than 2.50 to 1.00	3.50%	2.50%	0.875%
Category 2 Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	3.75%	2.75%	0.938%
Category 3 Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00	4.00%	3.00%	1.000%
Category 4 Greater than or equal to 3.50 to 1.00	4.50%	3.50%	1.125%

“Maturity Date” shall mean (a) with respect to Non-Extending Lenders, upon the closing of the Third Amendment and (b) with respect to the Extending Lenders, May 30, 2023.

“U.S. Swing Line Sublimit” shall mean U.S.$10,000,000. The U.S. Swing Line Sublimit is part of, and not in addition to, the U.S. Revolving Commitments.

(d)Section 2.12(d) of the Credit Agreement is amended by replacing each reference therein to “$40,000,000” with “$30,000,000”.
(e)Section 2.21(b)(i) is amended by replacing the reference therein to U.S.$15,000,000 with U.S.$10,000,000.
(f)Section 6.01(e) of the Credit Agreement is amended in its entirety as follows:

(e) unsecured Indebtedness issued by a Loan Party and guarantees thereof by any other Loan Party not otherwise permitted under this Section 6.01; provided that, as of the date of issuance, (i) the Parent Borrower would be in compliance with the Financial Covenants as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements required by Section 5.04(a) or 5.04(b) have been delivered or for which comparable financial statements have been filed with the SEC, after giving pro forma effect (using the criteria therefor described in Section 6.04(i)) to any incurrence or discharge of Indebtedness on the date such debt is incurred and all related transactions, as if such incurrence, discharge or other transaction had occurred as of the first day of such period, (ii) the proceeds of such Indebtedness are applied as a mandatory prepayment of the Canadian Term Loans in accordance with Section 2.12(c), (iii) such Indebtedness matures no earlier than 180 days after the Maturity Date at the time such Indebtedness is incurred, (iv) such Indebtedness does not require any scheduled amortization, mandatory prepayments, redemptions, sinking fund payments or purchase offers prior to the final maturity date thereof (other than pursuant to customary asset sale and change of control offers), (v) such Indebtedness is not guaranteed by any person other than the Guarantors, (vi) the terms and conditions (other than pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions) of such Indebtedness are, in the good faith determination of the Borrower, not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole), and (vii) no Default or Event of Default shall have occurred and be continuing at the time of incurrence or would result therefrom.

(g)Section 6.06(a)(iii) of the Credit Agreement is amended in its entirety as follows:
(iii) at any time on or after January 1, 2018, so long as (A) no Event of Default or Default shall have occurred and be continuing or result therefrom, (B) at least U.S.$30,000,000 of the Revolving Commitments is unused and available after giving effect to such Restricted Payment, (C) the Parent Borrower would (1) be in compliance with the covenants set forth in Section 6.10 and (2) have a Total Leverage Ratio less than 3.00:1.00, in each case as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements required by Section 5.04(a) or 5.04(b) have been delivered or for which comparable financial statements have been filed with the SEC, after giving pro forma effect (using the criteria therefor described in Section 6.04(i)) to such transaction and to any other event occurring during or after such period as to which pro forma recalculation is appropriate as if such transaction had occurred as of the first day of such period, the Parent Borrower may make Restricted Payments in any amount.
(h)Section 6.05(a) of the Credit Agreement is amended by adding the following language in proviso (i) of clause (c) after “among” and before “wholly owned”:
“the Parent Borrower and one or more wholly owned Subsidiaries and/or among”
(i)Schedule 2.01 of the Credit Agreement is amended and replaced in its entirety with Annex I attached hereto.

(j)Schedule 2.04 of the Credit Agreement is amended and replaced in its entirety with Annex II attached hereto.
Section 3.Reduction of Commitments; Limited Waiver of Certain Notice Requirements. Effective as of the Third Amendment Effective Date, the aggregate amount of the (a) U.S. Revolving Commitments are hereby reduced from $20,000,000 to $10,000,000, (b) Canadian Revolving Commitments are hereby reduced from $183,500,000 to $122,300,000, and (c) Australian Revolving Commitments are hereby reduced from $60,000,000 to $35,000,000, and each of the U.S. Revolving Commitments, Canadian Revolving Commitments and Australian Commitments of each Lender after giving effect to each such reduction is as set forth on Annex I to this Third Amendment. The reduction of the Commitments on the Third Amendment Effective Date as set forth in this Section 3 shall be deemed to constitute an exercise of the Borrowers’ right to request a reduction pursuant to Section 2.09 of the Credit Agreement and the effective date of such reduction shall be deemed to be the Third Amendment Effective Date. The requirements of Section 2.09 and Section 2.12 of the Credit Agreement with respect to notices, timing, prepayments, and minimum amounts are hereby waived by all parties hereto, including, for certainty, the Non-Extending Lenders, with respect to the reduction and any associated repayment in connection therewith described in this Section 3.
Section 4.Consent to Extension of the Maturity Date. As of the Third Amendment Effective Date, the Maturity Date of the Commitments of the Lenders who have severally agreed to extend all of their respective Loans and Commitments and are identified on the signature pages hereof (each an “Extending Lender” and, collectively, the “Extending Lenders”; and any Lender other than an Extending Lender, a “Non-Extending Lender” and, collectively, the “Non-Extending Lenders”) is hereby extended to May 30, 2023. The Maturity Date with respect to the Loans and Commitments of each other Lender, if any, shall remain unchanged.
Section 5.Consent and Arrangement Fees. The Borrowers agree to pay (1) to the Administrative Agent for the account of each Extending Lender that (a) notifies the Administrative Agent (or its counsel) that it has consented to this Third Amendment and (b) delivers evidence satisfactory to the Administrative Agent that it has obtained all credit and other internal approvals necessary to enter into this Third Amendment and be an Extending Lender, in each case at or prior to 5:00 p.m., New York City time, on September 2, 2020, a consent fee (the “Consent Fees”) in an amount equal to 0.30% of the aggregate principal amount of the outstanding Canadian Term Loans, the U.S. Revolving Commitment, the Canadian Revolving Commitment and the Australian Revolving Commitment of such Lender immediately after the Third Amendment Effective Date and (2) to the Administrative Agent for the account of each Extending Lender (excluding RBC) that (a) notifies the Administrative Agent (or its counsel) that it has consented to this Third Amendment and (b) delivers evidence satisfactory to the Administrative Agent that it has obtained all credit and other internal approvals necessary to enter into this Third Amendment and be an Extending Lender, in each case at or prior to 5:00 p.m., New York City time, on September 2, 2020, an arrangement fee (the “Arrangement Fees”) in an amount equal to 0.15% of the aggregate principal amount of the outstanding Canadian Term Loans, the U.S. Revolving Commitment, the Canadian Revolving Commitment and the Australian Revolving Commitment of such Lender immediately after the Third Amendment Effective Date. Consent and Arrangement Fees shall be payable (i) in U.S. dollars for the U.S. Revolving Commitment, (ii) in U.S. Dollar Equivalent for the Australian Revolving Commitment and the Canadian Revolving Commitment and (iii) in Canadian dollars for the Canadian Term Loans.

Section 6.Conditions Precedent. This Third Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Third Amendment Effective Date”):
(a)The Administrative Agent shall have received from the Required Lenders, each Extending Lender, each Exiting Lender (as defined below), the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.
(b)The Administrative Agents and the Lead Arranger shall have received all Fees (including the fees set forth in the letter agreement dated as of the Third Amendment Effective Date between the Parent Borrower and RBC) and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers hereunder, under the Credit Agreement or under any other Loan Document.
(c)The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(d)No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.
(e)The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Banks:
i.any Note requested by a Lender pursuant to Section 2.04 of the Credit Agreement payable to such requesting Lender;
ii.a certificate as to the good standing or tax status of each Borrower and each Guarantor (other than an Australian Loan Party) or a certified copy of the certificate incorporation of each Australian Loan Party as of a recent date, from the Secretary of State or other relevant Governmental Authority of the state, province or jurisdiction of its organization;
iii.a certificate of the Secretary, Assistant Secretary or, in respect of an Australian Loan Party, director or company secretary or, in respect of the Canadian Loan Parties, chief financial officer, vice president, finance officer or other acceptable officer (or such other corporate officer satisfactory to the Administrative Agent) of each Borrower and each Guarantor dated as of the Third Amendment Effective Date and certifying (1) that attached thereto is a true and complete copy of the organizational documents of such Borrower or Guarantor as in effect on the Third Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (2) below (or, if previously delivered and, as applicable, a certification that there have been no changes, amendments or modifications thereto since previously delivered), (2)

that (A) in the case of a Borrower or Guarantor other than an Australian Loan Party, attached thereto is a true and complete copy of, or (B) in the case of an Australian Loan Party, attached there is an extract of, resolutions duly adopted by the Board of Directors (or persons performing similar functions) of such Borrower or Guarantor authorizing the Transactions to be entered into by such Borrower or Guarantor pursuant hereto, and the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings under the Amended Credit Agreement, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Borrower or Guarantor; and;
iv.a certificate, dated the Third Amendment Effective Date and signed by a Financial Officer of the Parent Borrower, certifying (1) both immediately before and after giving effect to this Third Amendment, the extension of the Maturity Date, compliance with the conditions precedent set forth in Section 6(c) and (d) hereof and (2) that the Parent Borrower and its subsidiaries, taken as a whole, will be Solvent on the Third Amendment Effective Date.
Section 7.Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:
(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(b) No Default or Event of Default exists or would exist immediately after giving effect to the transactions contemplated by the Third Amendment.
Section 8.Miscellaneous:
(a)Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, are hereby ratified and confirmed by the Borrowers and shall remain in full force and effect following the effectiveness of this Third Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers or the other Loan Parties that would require the waiver or consent of the Administrative Agents or the Lenders.
(b)Ratification and Affirmation. Each of the Borrowers and Guarantors hereby (a) acknowledges the terms of this Third Amendment and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.

(c)Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.
(d)Exiting Lenders. The obligations of each Lender identified as an Exiting Lender on the signature pages to this Third Amendment (each, an “Exiting Lender”) under the Credit Agreement are terminated and the Exiting Lenders are released of their Commitments (as defined in the Credit Agreement) as of the Third Amendment Effective Date. Notwithstanding the foregoing or anything else herein to the contrary, the Agents, each Exiting Lender, each other Lender and each of the Loan Parties acknowledges and agrees (i) if the Third Amendment Effective Date is not a Business Day with respect to any Loan, then each Exiting Lender will receive payment of its outstanding Loans on the first Business Day to occur after the Third Amendment Effective Date (which payment shall be a permitted non-ratable payment hereunder to such Exiting Lender), (ii) until such Exiting Lender receives payment in full in an amount equal to its outstanding Loans and all unpaid interest and fees thereon, such Exiting Lender’s Loans and all other Obligations related thereto shall continue to be Obligations guaranteed by the Guarantee Agreements and secured by the Security Documents to the extent applicable to Loans and the Exiting Lenders shall continue to be Secured Parties and the Borrowers hereby agree that (iii) failure to repay such Loans and all unpaid interest and fees thereon on the first Business Day to occur after the Third Amendment Effective Date shall be an immediate Event of Default.
(e)Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agents, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(f)NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
(g)GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 9.No Fiduciary Relationship. The Loan Parties acknowledge that none of the Agents, the Issuing Banks, the Swing Line Lenders, the Lenders or their respective Affiliates is acting as a fiduciary for or advisor to the Loan Parties.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.
BORROWERS:
           CIVEO CORPORATION

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Senior Vice President, Chief Financial Officer   and Treasurer

CIVEO CANADA OPERATIONS GP LTD, on behalf of and in its capacity as general partner of CIVEO CANADA LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  Director & President

           CIVEO MANAGEMENT LLC

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title: Senior Vice President, Chief Financial Officer  and Treasurer

CIVEO PTY LIMITED

By: /s/ Carolyn J. Stone
Signature of Director

Carolyn J. Stone
Name of Director

By: /s/ Bradley J. Dodson
Signature of Director/Company Secretary

Bradley J. Dodson
Name of Director/Company Secretary

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

GUARANTORS:
CIVEO OFFSHORE LLC

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Senior Vice President and Treasurer

CIVEO USA LLC

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Senior Vice President and Treasurer

CIVEO WATER AND WASTE WATER USA, LLC

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Senior Vice President and Treasurer

CIVEO GP HOLDINGS CORPORATION

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

CIVEO CANADA OPERATIONS GP LTD., on behalf of and in its capacity as general partner of CIVEO CANADA LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

CIVEO CANADA OPERATIONS GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

CIVEO LODGE GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

CIVEO LODGE GP LTD., on behalf of and in its capacity as general partner of CIVEO LODGE EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

WATER CANADA GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and    Director

RED TABLE CATERING GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and Director

CANADA GP LTD.

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director
[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

CIVEO PREMIUM SERVICES GP LTD.
By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

NORTHERN CATERING GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

BUFFALO CATERING GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

INSTALLATIONS GP LTD.

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

CROWN SERVICES GP LTD.

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

FORT MCMURRAY LODGE SERVICES GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director
[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

CHRISTINA LAKE ENTERPRISES LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and Director

CIVEO SERVICES GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  Director

CIVEO PACIFIC NORTHWEST GP LTD.

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and Director

WATER CANADA GP LTD, on behalf of and in its capacity as general partner of CIVEO WATER CANADA EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and Director

RED TABLE CATERING GP LTD, on behalf of and in its capacity as general partner of RED TABLE EMPLOYEES LIMITED PARTNERSHIP

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and Director

CIVEO PREMIUM SERVICES GP LTD, on behalf of and in its capacity as general partner of CIVEO PREMIUM SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

INSTALLATIONS GP LTD, on behalf of and in its capacity as general partner of CIVEO INSTALLATIONS EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

CROWN SERVICES GP LTD, on behalf of and in its capacity as general partner of CIVEO CROWN SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

CANADA GP LTD., on behalf of and in its capacity as general partner of CIVEO CANADA EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Vice President and Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

CIVEO SERVICES GP LTD., on behalf of and in its capacity as general partner of CIVEO SERVICES EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  Director

CIVEO PACIFIC NORTHWEST GP LTD., on behalf of and in its capacity as general partner of CIVEO PACIFIC NORTHWEST EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President, Chief Executive Officer and Director

CIVEO CANADA OPERATIONS GP LTD., on behalf of and in its capacity as general partner of RED TABLE FOODS LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

CIVEO PACIFIC NORTHWEST GP LTD., on behalf of and in its capacity as general partner of CIVEO PACIFIC NORTHWEST EMPLOYEES LIMITED PARTNERSHIP

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  President and Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

1046567 B.C. LTD.

By: /s/ Lisa Curry
Name:  Lisa Curry
Title:  Vice President, Tax

CIVEO PROPERTY PTY LTD.

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Director

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  Director

CIVEO HOLDING COMPANY 2 PTY LTD.

By: /s/ Carolyn J. Stone
Name:  Carolyn J. Stone
Title:  Director

By: /s/ Bradley J. Dodson
Name:  Bradley J. Dodson
Title:  Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

        ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent, Canadian Administrative Agent and Canadian Collateral Agent

By:  /s/ Ann Hurley
Name:  Ann Hurley
Title: Manager, Agency

        RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent and an Issuing Lender

By:   /s/ Johnson Tse
Name: Johnson Tse
Title: Authorized Signatory

        ROYAL BANK OF CANADA, as a U.S. Lender, the U.S. Swing Line Lender, an Issuing Bank, and an Extending Lender

By:  /s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

ROYAL BANK OF CANADA, as a Canadian Lender, the Canadian Swing Line Lender, an Issuing Bank, and an Extending Lender

By:  /s/ Mike Gaudet
Name: Mike Gaudet
Title: Authorized Signatory

ROYAL BANK OF CANADA, as an Australian Lender, an Issuing Bank and an Extending Lender

By:  /s/ Marcus Rayment
Name: Marcus Rayment
Title: Director, Corporate Banking

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

THE BANK OF NOVA SCOTIA, as a Canadian Lender, an Issuing Bank and an Extending Lender

By: /s/ Scott Nickel
Name:  Scott Nickel
Title:  Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

BNS ASIA LIMITED, as an Australian Lender, an Exiting Lender and a Non-Extending Lender

By: /s/ Mark Levia
Name: Mark Levia
Title: Director, Head of Execution & Head of BNSAL
 BANK OF MONTREAL, as a Canadian Lender and an Extending Lender
[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

By: /s/ Nicholas Power
Name: Nicholas Power
Title: Managing Director

By: /s/ Kirk Phillips
Name: Kirk Phillips
Title: Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

HSBC BANK CANADA, as a Canadian Lender and an Extending Lender

By: /s/ Sherry Gauthier
Name: Sherry Gauthier
Title: Assistant Vice President

By: /s/ Ilene Morey
Name: Ilene Morey
Title: Senior Officer – Commercial Banking

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

For and on behalf of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SYDNEY BRANCH, as an Australian Lender and an Extending Lender, by its duly authorised attorney pursuant to a power of attorney in the presence of:

By: /s/ Craig Greenwood
Name: Craig Greenwood
Title: State Manager, NSW

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

THE TORONTO-DOMINION BANK, as a Canadian Lender, an Issuing Bank and an Extending Lender

By: /s/ Vanessa Cheung
Name: Vanessa Cheung
Title: Director, National Accounts

By: /s/ Jennifer Kerr
Name: Jennifer Kerr
Title: Manager Commercial Credit, National Accounts

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

[Execution Version]
TORONTO-DOMINION (TEXAS) LLC, as a U.S. Lender and an Non-Extending Lender

By: /s/ Pradeep Mehra
Name: Pradeep Mehra
Title: Authorized Signatory

US-DOCS\117434314.2

NATIONAL BANK OF CANADA, as a Canadian Lender, an Australian Lender and an Extending Lender

By: /s/ Jason Anderson
Name: Jason Anderson
Title: Director, Energy Services

By: /s/ Darrell Stelmack
Name: Darrell Stelmack
Title: Director, Energy Services Group

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

ATB FINANCIAL, as Canadian Lender and an Extending Lender

By: /s/ Amish Patel
Name: Amish Patel
Title: Director

By: /s/ Davinder Jhutty
Name: Davinder Jhutty
Title: Associate Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

WELLS FARGO BANK N.A., CANADIAN BRANCH, as Canadian Lender, an Exiting Lender and a Non-Extending Lender

By: /s/ Lindy Couillard
Name: Lindy Couillard
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Australian Lender, an Exiting Lender and a Non-Extending Lender

By: /s/ Jay Buckman
Name: Jay Buckman
Title: Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a U.S. Lender, an Exiting Lender and a Non-Extending Lender

By: /s/ Eugene Nirenberg
Name: Eugene Nirenberg
Title: Executive Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Canadian Lender, an Exiting Lender and a Non-Extending Lender

By: /s/ Alfred Lee
Name: Alfred Lee
Title: Managing Director

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

CANADIAN WESTERN BANK, as a Canadian Lender and an Extending Lender

By: /s/ Jeff Owel
Name: Jeff Owel
Title: AVP Commercial Accounts

[Signature Page to Third Amendment to Amended and Restated Syndicated Facility Agreement]

ANNEX I

SCHEDULE 2.01
Lenders and Commitments/Loans

Bank	U.S. Revolving Commitment	Canadian Revolving Commitment	Australian Revolving Commitment	Canadian Term Loans (C$)	Total Commitments / Loans
Royal Bank of Canada	$10,000,000.00	$5,061,203.04	$8,440,790.10	$63,690,883.95	$71,032,503.55
The Bank of Nova Scotia	–	$14,335,621.35	–	$40,731,819.34	$44,732,501.46
BNS Asia Limited	–	–	–	–	–
HSBC Bank Canada	–	$16,730,177.00	–	$47,165,625.02	$51,928,404.62
The Hong Kong and Shanghai Banking Corporation Limited, Sydney Branch	–	–	$19,125,000.00	–	$19,125,000.00
Bank of Montreal	–	$19,337,990.71	–	$30,310,924.95	$41,958,083.96
The Toronto-Dominion Bank	–	$12,027,961.44	–	$37,709,534.63	$40,169,405.20
Toronto-Dominion (Texas) LLC	–	–	–	–	–
National Bank of Canada	–	$15,454,427.63	$7,434,209.90	$20,763,494.88	$38,383,782.96
ATB Financial	–	$16,942,712.43	–	$20,712,485.35	$32,399,791.05
Wells Fargo Bank National Association, Canadian Branch	–	–	–	–	–
Wells Fargo Bank, National Association	–	–	–		–
Sumitomo Mitsui Banking Corporation	–	–	–	–	–
Sumitomo Mitsui Banking Corporation, Canada Branch	–	–	–	–	–
Canadian Western Bank	–	$22,409,906.40	–	–	$22,409,906.40
TOTAL	$10,000,000.00	$122,300,000.00	$35,000,000.00	$261,084,768.12	$362,139,379.19

ANNEX II

SCHEDULE 2.04
Amortization

Canadian Term Loans

Date	Amount
June 30, 2018	C$9,203,085.94
September 30, 2018	C$9,203,085.94
December 31, 2018	C$11,503,857.42
March 31, 2019	C$11,503,857.42
June 30, 2019	C$11,503,857.42
September 30, 2019	C$11,503,857.42
December 31, 2019	C$11,503,857.42
March 31, 2020	C$11,503,857.42
June 30, 2020	C$11,503,857.42
September 30, 2020	C$11,157,468.72
December 31, 2020	C$11,157,468.72
March 31, 2021	C$11,157,468.72
June 30, 2021	C$11,157,468.72
September 30, 2021	C$11,157,468.72
December 30, 2021	C$11,157,468.72
March 31, 2022	C$11,157,468.72
June 30, 2022	C$11,157,468.72
September 30, 2022	C$11,157,468.72
December 31, 2022	C$11,157,468.72
March 31, 2023	C$11,157,468.72
Maturity Date	Remaining Balance